UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024 (April 2, 2024)

Mars Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41619	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas, Suite 5100 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888)-667-6277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.000125, and one right entitling the holder to receive 2/10 of an ordinary share	MARXU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.000125 par value	MARX	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10) of one ordinary share	MARXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed by Mars Acquisition Corp. (“Mars”), a Cayman Island exempted company, under Item 1.01 of its Current Report on Form 8-K filed on September 8, 2023, Mars entered into a Business Combination Agreement dated September 5, 2023 (the “Business Combination Agreement”), with ScanTech AI Systems Inc., a Delaware corporation and a wholly owned subsidiary of Mars (“Pubco”), Mars Merger Sub I Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Mars (“Purchaser Merger Sub”), Mars Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (the “Company” or “ScanTech”), and Dolan Falconer in the capacity as the representative from and after the Effective Time for the Company Holder Participants as of immediately prior to the Effective (the “Seller Representative”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to collectively as the “Business Combination.”

On April 2, 2024, an Amendment No. 2 to the Business Combination Agreement was entered to reflect that the merger consideration shall be adjusted to One Hundred Ten Million U.S. Dollars ($110,000,000) minus (or plus, if negative) the amount of the closing net debt that exceeds Twenty Million U.S. Dollars ($20,000,000). In addition, every issued and outstanding ordinary share that is not redeemed shall be converted automatically to (i) one share of common stock of Pubco (“Pubco Common Stock”) and (ii) one (1) share of Pubco Common Stock, or a convertible security convertible or exercisable for one (1) share of Pubco Common Stock upon consummation of the Business Combination.

No other changes were made to the Business Combination Agreement.

The foregoing summary of the Amendment No. 2 to the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment No. 2 to the Business Combination Agreement attached hereto as Exhibits 2.1 and is incorporated herein by reference.

Subscription Agreement

The information set forth in Section 3.02 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Promissory Note

The information set forth in Section 2.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities.

On April 2, 2024, Mars entered into a definitive subscription agreement (the “Subscription Agreement”) with Polar Multi-Strategy Master Fund (the “Investor”), Mars Capital Holdings Corporation (the “Sponsor”), and ScanTech for Investor to provide ScanTech up to $1,000,000 in funding for working capital expenses in connection with the Business Combination in exchange for the Subscription Shares (as defined below).

Pursuant to the Subscription Agreement, upon an initial drawdown request of up to $500,000 and subsequent drawdown requests for working capital for a total of $1,000,000, Investor shall provide funding within five (5) calendar days. In connection therewith, Pubco shall issue to Investor one share of Pubco Common Stock for each dollar the Investor provided as of the Closing without transfer restrictions (“Subscription Shares”).

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Mars or Pubco under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. For the avoidance of doubt, Mars intends for this Form 8-K to satisfy the requirements of Rule 165(a) and Rule 425(a) under the Securities Act. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Important Additional Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Pubco intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the extraordinary general meeting at which Mars’ shareholders will be asked to vote on the proposed Business Combination. Each of Mars, Pubco and ScanTech urge investors, shareholders or members, and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination. After the Form S-4 has been filed and declared effective, Mars will mail the definitive proxy statement/prospectus to shareholders of Mars as of a record date to be established for voting on the Business Combination. Mars’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York, 10036. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE ISRAELI SECURITIES AUTHORITY, OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY SECURITIES AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Mars and ScanTech and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Mars’ shareholders with respect to the proposed transaction. Information about the directors and executive officers of Mars is set forth in its final prospectus, dated as of February 13, 2023, and filed with the SEC on February 14, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York 10036. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mars shareholders in connection with the proposed transaction will be set forth in Mars’ and Pubco’s filings with the SEC, including the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mars, ScanTech or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on beliefs and assumptions and on information currently available to Mars and ScanTech. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," "target," "seek" or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words.

Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including, without limitation, projections of market opportunity and market share; ScanTech’s or Pubco’s business plans, including any plans to expand; the sources and uses of cash from the proposed transaction; the anticipated enterprise value of the combined company following the consummation of the proposed transaction; any benefits of ScanTech’s partnerships, strategies or plans; anticipated benefits of the proposed transaction; and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. In addition, in order to be able to execute on its business plan, ScanTech will be required to repay a significant amount of its current liabilities. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.

These statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Neither Mars nor ScanTech can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) the inability of the parties to complete the business combination due to, among other things, (a) the failure to obtain required approvals from Mars’ shareholders, ScanTech’s members, or any third parties whose approval is required; (b) the failure to timely obtain consent or approvals to the business combination from any governmental agencies or entities whose consent or approval is required (including, without limitation, the Transportation Security Administration (“TSA”), and any required consents or clearances by The Committee on Foreign Investment in the United States (“CFIUS”); (c) ScanTech’s inability to complete its pre-closing recapitalization (including the conversion of approximately $70 million of existing indebtedness into equity of ScanTech of which approximately $60 million is held by insiders, and other third parties, who have indicated their intention to participate in the conversion); or (d) the inability or failure of Mars or ScanTech to satisfy any of the other closing conditions in the Business Combination Agreement; (ii) the occurrence of any event that could give rise to the termination of the Business Combination Agreement; (iii) the inability of the parties to recognize the anticipated benefits of the Business Combination; (iv) the amount of redemption requests made by Mars’ public shareholders and the risk that all or substantially all of Mars’ shareholders will elect to redeem their shares in connection with the transaction; (v) costs and expenses related to the transaction, including the risk that the costs and expenses will exceed current estimates; (vi) the inability of Pubco to continue as a going concern; (vii) the risk that the transaction disrupts current plans and operations of ScanTech as a result of the announcement and consummation of the transaction; (viii) potential claims against ScanTech from vendors and other third parties as a result of prior agreements or other obligations of ScanTech or its affiliates; (ix) the inability of Mars prior to the transaction, and the Pubco following completion of the transaction, to satisfy and maintain (in the case of the Mars) and to obtain and maintain (in the case of Pubco) the listing of their respective shares on Nasdaq; (x) the outcome of any existing or potential litigation, government or regulatory proceedings; (xi) the inability of the parties to obtain a transaction financing; (xii) the possibility that Mars, ScanTech, or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiii) the inability of ScanTech to manufacture, or arrange the manufacturing, of products that may be ordered by customers; (xiv) the inability of ScanTech to retain and increase sales to existing customers, attract new customers and satisfy customers’ requirements; (xv) competition from larger companies that have greater resources, technology, relationships and/or expertise; (xvi) the future financial performance of the combined company following the transaction and its ability to achieve profitability in the future; (xvii) the inability of ScanTech to satisfy past and future payroll and other obligations and liabilities; (xviii) ScanTech’s significant obligations to the Internal Revenue Service in connection with unpaid federal payroll taxes; (xix) the fact that ScanTech is technically insolvent and may not have sufficient funds to execute on its business plan or continue its operations, the inability of ScanTech or risk that the combined company will become solvent and continue operations following completion of the transaction; (xx) the inability of ScanTech and Pubco to complete successful testing of their products; (xxi) the inability of ScanTech’s products to be approved for placement on the qualified products list of the CheckPoint Property Screening System (CPSS) program of the TSA (and, if approved, to be granted funds from the CPSS program), and to obtain or maintain any required third-party certificates; (xxii) the risk that ScanTech’s patents will expire or not be renewed; (xxiii) the fact that ScanTech’s assets, including its intellectual property, are subject to security interests of creditors, and the loss of such assets, particularly intellectual property, would preclude ScanTech from conducting its business; and (xxiii) those other risks and uncertainties set forth in documents of Mars or Pubco filed, or to be filed, with the SEC.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. These statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Neither Mars, ScanTech nor Pubco can assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Mars, ScanTech, or Pubco or their respective directors, officers or employees or any other person that Mars, ScanTech or Pubco will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of Mars and ScanTech as of the date of this communication. Subsequent events and developments may cause those views to change. Neither Mars, ScanTech nor Pubco undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01.	Other Events.

On April 2, 2024, Mars entered into a promissory note (the “Note”) with an affiliate of the Sponsor for a loan in the aggregate of $337,500 for working capital purposes. The loan is non-interest bearing and payable upon the consummation of the Business Combination. Upon consummation of the Business Combination or a business combination with another target, the Note will automatically convert into ordinary shares of Mars.

If Mars does not consummate a Business Combination, the Note will not be repaid and all amounts owed under the Note will be waived. The issuance of the Note was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by the full text of the Note attached hereto as Exhibits 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to the Business Combination Agreement, dated as of April 2, 2024, by and among Mars, Pubco, Purchaser Merger Sub, Company Merger Sub, ScanTech, and Seller Representative.
10.1	Subscription Agreement, dated April 2, 2024, by and among Polar, Mars, Sponsor, and ScanTech.
10.2	Promissory Note dated April 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024	Mars Acquisition Corp.

	By:	/s/ Karl Brenza
	Name:	Karl Brenza
	Title:	Chief Executive Officer